EXHIBIT 25.3

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                            ------------------------

                                 CITIBANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                             13-5266470
                                                             (I.R.S. employer
                                                             identification no.)

399 Park Avenue, New York, New York                          10043
(Address of principal executive office)                      (Zip Code)

                             -----------------------

                                   Viacom Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     04-2949533
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


1515 Broadway
New York, New York                                           10036
(Address of principal executive offices)                     (Zip Code)

                            -------------------------

                                 Debt Securities
                       (Title of the indenture securities)

Item 1.           General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                       Address
                  ----                                       -------
                  Comptroller of the Currency                Washington, D.C.

                  Federal Reserve Bank of New York           New York, NY
                  33 Liberty Street
                  New York, NY

                  Federal Deposit Insurance Corporation      Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          List of Exhibits.

                  List below all exhibits filed as a part of this Statement of Eligibility.

                  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

                  Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

                  Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

                  Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

                  Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

                  Exhibit 5 - Not applicable.

                  Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

                  Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 2001 - attached)

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.

                               ------------------


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 24st day of May, 2001.



                                                     CITIBANK, N.A.

                                                     By  /s/  P. DeFelice
                                                       -------------------------
                                                              P. DeFelice
                                                              Vice President

                                Charter No. 1461
                           Comptroller of the Currency
                              Northeastern District
                               REPORT OF CONDITION
                                  CONSOLIDATED
                              DOMESTIC AND FOREIGN
                                 SUBSIDIARIES OF
                                 Citibank, N.A.
               of New York in the State of New York, at the close
                   of business on March 31, 2001, published in
                              response to call made
             by Comptroller of the Currency, under Title 12, United
            States Code, Section 161. Charter Number 1461 Comptroller
                     of the Currency Northeastern District.


ASSETS                                                      Thousands of dollars
Cash & balances due:
Noninterest-bearing balances.................................         8,899,000
Interest-bearing balances....................................        21,247,000
Securities:
Held-to-Maturity securities..................................                 0
Available-for-sale securities................................        39,868,000
Federal funds sold...........................................        11,252,000
Loans and leases held for sale...............................         4,215,000
Loans and Leases, net of unearned
income.......................................................       242,480,000
LESS: Allowance for loan
and lease losses.............................................         4,544,000
Loans and leases, net of
earned income and allowance..................................       237,936,000
Trading assets...............................................        39,123,000
Premises and fixed assets....................................         3,974,000
Other real estate owned......................................           286,000
Investments in unconsolidated
subsidiaries.................................................           867,000
Customers' liability
on acceptances outstanding...................................         1,528,000
Intangible assets:
Goodwill.....................................................         2,273,000
Other intangible assets......................................         3,595,000
Other assets.................................................        20,806,000
TOTAL ASSETS ................................................       395,869,000

LIABILITIES
Deposits:
In domestic offices..........................................        71,054,000
Noninterest-bearing..........................................        12,620,000
Interest-bearing.............................................        58,434,000
In foreign offices...........................................       212,602,000
Noninterest-bearing..........................................        14,351,000
Interest-bearing.............................................       198,251,000
Federal funds purchased and
securities sold..............................................         6,932,000
Trading liabilities..........................................        29,238,000
Other borrowed money.........................................        23,697,000
Bank's liability on acceptances..............................         1,528,000
Subordinated notes and
debentures...................................................         8,675,000
Other liabilities............................................        14,481,000
TOTAL LIABILITIES............................................       368,207,000

EQUITY CAPITAL
Perpetual preferred stock....................................                 0
Common stock.................................................           751,000
Surplus......................................................        11,554,000
Retained earnings............................................        15,961,000
Accumulated other
comprehensive income.........................................          -813,000
Other equity capital components..............................                 0
TOTAL EQUITY CAPITAL.........................................        27,453,000

TOTAL LIABILITIES, MINORITY
INTEREST AND EQUITY
CAPITAL......................................................       395,869,000



        I, Roger W. Trupin, Controller of the abovenamed bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                     ROGER W. TRUPIN CONTROLLER

        We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


VICTOR J. MENEZES
WILLIAM R. RHODES
ALAN S. MACDONALD